Schedule of Investments April 30, 2021 (Unaudited)
Coho Relative Value Equity Fund

	Shares	Value
COMMON STOCKS - 97.4%
Consumer Discretionary - 13.8%
Dollar General	174,362	$37,444,240
Lowe's Companies	243,157	47,719,561
Ross Stores	363,993	47,661,243
		132,825,044
Consumer Staples - 22.0%
Altria Group	480,078	22,923,725
Coca-Cola	634,025	34,224,669
Conagra Brands	793,168	29,418,601
JM Smucker	164,142	21,500,961
Kroger	664,166	24,268,626
Philip Morris International	290,076	27,557,220
Sysco	325,092	27,545,045
Unilever	417,643	24,523,997
		211,962,844
Energy - 2.6%
Chevron	243,998	25,148,874

Financials - 14.3%
Aflac	354,144	19,028,157
Marsh & McLennan Companies	277,183	37,613,733
State Street	426,329	35,790,320
U.S. Bancorp	770,649	45,738,018
		138,170,228
Health Care - 28.2% #
AmerisourceBergen	305,666	36,924,453
Amgen	144,840	34,709,458
CVS Health	487,056	37,211,078
Johnson & Johnson	233,244	37,955,796
Medtronic	258,920	33,897,806
Merck & Co.	334,025	24,884,863
Thermo Fisher Scientific	47,636	22,399,876
UnitedHealth Group	111,903	44,626,916
		272,610,246
Industrials - 6.2%
Stanley Black & Decker	105,295	21,771,847
W.W. Grainger	88,097	38,193,574
		59,965,421
Information Technology - 10.3%
Automatic Data Processing	144,469	27,014,258
Global Payments	202,053	43,366,636
Microchip Technology	194,456	29,224,792
		99,605,686

Total Common Stocks		940,288,343
(Cost $717,183,083)

SHORT-TERM INVESTMENT - 2.5%
U.S. Bank N.A., 0.00% ^
(Cost $24,426,517)	24,426,517	24,426,517

Total Investments - 99.9%
(Cost $741,609,600)		964,714,860
Other Assets and Liabilites, Net - 0.1%		714,938
Total Net Assets - 100.0%		$965,429,798

#
As of April 30, 2021, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

^
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of April 30, 2021.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of April 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$940,288,343	$–	$–	$940,288,343
Short-Term Investment	24,426,517	–	–	24,426,517
Total Investments in Securities	$964,714,860	$–	$–	$964,714,860

Refer to the Schedule of Investments for further information on the classification of investments.